Exhibit 10.2

RATIFICATION AND AMENDMENT OF SECURITY AGREEMENT

This Ratification and Amendment of Security Agreement dated as of November 26, 2014 (this “Agreement”), is delivered in connection with the Security Agreement dated as of February 15, 2011 (as supplemented by that certain Supplement No. 1 dated as of August 5, 2011, and as further supplemented, amended or otherwise modified from time to time, the “Security Agreement”), among Basic Energy Services, Inc., a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower (such subsidiaries together with the Borrower, the “Debtors”) and Bank of America, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of the holders of the Secured Obligations (as defined therein).

A Reference is made to the Credit Agreement dated as of February 15, 2011 (as amended or otherwise modified from time to time, the “Existing Credit Agreement”), among the Borrower, certain financial institutions which are or may become parties thereto and Bank of America, as Administrative Agent, a Swing Line Lender and a L/C Issuer.

C. The Borrower, the Lenders and Bank of America, as Administrative Agent, a Swing Line Lender and a L/C Issuer, have agreed to amend and restate the Existing Credit Agreement by entering into the Amended and Restated Credit Agreement dated as of even date herewith (as amended, restated, or otherwise modified from time to time, the “Restated Credit Agreement”), and it is a condition to such amendment and restatement that the Debtors ratify the Security Agreement and update the Schedules thereto.

D. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement and the Restated Credit Agreement.

Accordingly, the Administrative Agent and the Debtors agree as follows:

SECTION 1. The Schedules to the Security Agreement are hereby amended by replacing them in their entirety with the Schedules attached hereto.

SECTION 2. Each Debtor hereby (a) ratifies and affirms its obligations under the Security Agreement, (b) agrees that all of the liens and security interests created by and existing under the Security Agreement shall continue to be valid and subsisting liens and security interests securing the obligations under the Restated Credit Agreement and the other Loan Documents, (c) agrees that the Security Agreement and the liens and security interests created thereunder shall remain in full force and effect and the execution and delivery of the Restated Credit Agreement and the other Loan Documents shall not in any way release, diminish, impair, reduce or otherwise affect such liens and security interests, and (d) agrees that all rights, titles, interests, liens and security interests existing under the Security Agreement are renewed, extended, and confirmed hereby to secure all of the obligations under the Restated Credit Agreement and the other Loan Documents.

SECTION 3. Each Debtor hereby acknowledges and consents to the Restated Credit Agreement, and agrees that all references in the Security Agreement to the “Credit Agreement” shall be references to the Restated Credit Agreement.

SECTION 4. Each Debtor represents and warrants to the Adminstrative Agent that (a) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, and general principles of equity and (b) the representations and warranties made by it as a Debtor under the Security Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date. Each reference in a representation in the Security Agreement to “as of the date hereof” or “as of the Closing Date” shall be a reference to “as of the Closing Date” (as defined the Restated Credit Agreement).

SECTION 5. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 6. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

(a) SECTION 7. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature Page Follows.]

IN WITNESS WHEREOF, the Debtors and the Adminstrative Agent have duly executed this Ratification and Amendment of Security Agreement as of the day and year first above written.

BASIC ENERGY SERVICES, INC.
ACID SERVICES, LLC
ADMIRAL WELL SERVICE, INC.
BASIC ENERGY SERVICES GP, LLC
BASIC ESA, INC.
BASIC MARINE SERVICES, INC.
CHAPARRAL SERVICE, INC.
FIRST ENERGY SERVICES COMPANY
GLOBE WELL SERVICE, INC.
JETSTAR ENERGY SERVICES, INC.
JETSTAR HOLDINGS, INC.
JS ACQUISITION LLC
LEBUS OIL FIELD SERVICE CO.
MAVERICK COIL TUBING SERVICES, LLC
MAVERICK SOLUTIONS, LLC
MAVERICK STIMULATION COMPANY, LLC
MAVERICK THRU-TUBING, LLC
MCM HOLDINGS, LLC
MSM LEASING, LLC
PERMIAN PLAZA, LLC
PLATINUM PRESSURE SERVICES, INC.
SCH DISPOSAL, L.L.C.
SLEDGE DRILLING CORP.
THE MAVERICK COMPANIES, LLC
XTERRA FISHING & RENTAL TOOLS CO.

By:	/s/ T.M. “Roe” Patterson
T.M. “Roe” Patterson
President and Chief Executive Officer

BASIC ENERGY SERVICES, L.P.

By: Basic Energy Services GP, LLC, its sole general partner

By: Basic Energy Services, Inc., its sole member

By:	/s/ T.M. “Roe” Patterson
T.M. “Roe” Patterson
President and Chief Executive Officer

Signature Page to Ratification and Amendment of Security Agreement

TAYLOR INDUSTRIES, LLC

By:	/s/ T.M. “Roe” Patterson
T.M. “Roe” Patterson
Chief Executive Officer

BASIC ENERGY SERVICES LP, LLC

By:	/s/ Jerry Tufly
Jerry Tufly
Sole Manager

Signature Page to Ratification and Amendment of Security Agreement

BANK OF AMERICA, N.A., as Adminstrative Agent

By:	/s/ Darleen R. Parmelee
Name: Darleen R. Parmelee Title: Vice President

Signature Page to Ratification and Amendment of Security Agreement

SCHEDULE 3.3

ORGANIZATION & LOCATION INFORMATION

Debtor	Jurisdiction & Type of Organization	Organizational ID#	Chief Executive Office, Sole Place of Business, or Principal Residence
Basic Energy Services, Inc.	Delaware corporation	3611854	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Acid Services, LLC	Kansas limited liability company	2347722	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Admiral Well Service, Inc.	Texas corporation	0801050244	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Basic Energy Services GP, LLC	Delaware limited liability company	3611876	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Basic Energy Services LP, LLC	Delaware limited liability company	3611879	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Basic Energy Services, L.P.	Delaware limited partnership	2307778	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Basic ESA, Inc.	Texas corporation	57139400	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Basic Marine Services, Inc.	Delaware corporation	3917169	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Chaparral Service, Inc.	New Mexico corporation	642181	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
First Energy Services Company	Delaware corporation	3215172	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Globe Well Service, Inc.	Texas corporation	46471700	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
JetStar Energy Services, Inc.	Texas corporation	800481218	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
JetStar Holdings, Inc.	Delaware corporation	3954247	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
JS Acquisition LLC	Delaware corporation	4278935	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
LeBus Oil Field Service Co.	Texas corporation	77931600	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Maverick Coil Tubing Services, LLC	Colorado limited liability company	20001207071	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Maverick Solutions, LLC	Colorado limited liability company	20031245775	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Maverick Stimulation Company, LLC	Colorado limited liability company	19961105940	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Maverick Thru-Tubing Services, LLC	Colorado limited liability company	20091658924	801 Cherry Street, Suite 2100, Fort Worth, TX 76102

Schedule 3.3 to Security Agreement

Debtor	Jurisdiction & Type of Organization	Organizational ID#	Chief Executive Office, Sole Place of Business, or Principal Residence
MCM Holdings, LLC	Colorado limited liability company	20011090566	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
MSM Leasing, LLC	Colorado limited liability company	20091399908	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Permian Plaza, LLC	Texas limited liability company	800859993	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Platinum Pressure Services, Inc.	Texas corporation	0800888088	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
SCH Disposal, L.L.C.	Texas limited liability company	704317322	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Sledge Drilling Corp.	Texas corporation	800575730	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
Taylor Industries, LLC	Texas limited liability company	801259923	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
The Maverick Companies, LLC	Colorado limited liability company	20061298717	801 Cherry Street, Suite 2100, Fort Worth, TX 76102
XTERRA Fishing & Rental Tools Co.	Texas corporation	158550700	801 Cherry Street, Suite 2100, Fort Worth, TX 76102

Schedule 3.3 to Security Agreement

SCHEDULE 3.4

CERTAIN COLLATERAL

PATENTS:

Pending

1.	Patent Pending: Apparatus and Methods for Producing Chlorine Dioxide

First Named Inventor: Kristian E. Grimland

Company: Maverick Stimulation Company, LLC

Serial Number: 12/719,372

Filed: March 8, 2010

Docket #: 5626/11(a)

2.	Patent Pending: Anolyte Solution for Preventing Biofouling in Oil/Gas Field Equipment

Company: Maverick Solutions, LLC

Serial Number: 60/887,467

Filed: January 31, 2007

Docket #:5626/5

Patent

3.	Patent: Multiple Tub Mobile Blender

Inventors: Kristian E. Grimland and Timothy L. Anderson

Company: Maverick Stimulation Company, LLC

Patent No.: US 6,193,402 B1

Date of Patent: February 27, 2001

Assignment: Assigned to Maverick Stimulation Company, LLC On October 2, 1998

4.	Patent: Multiple Tub Mobile Blender and Method of Blending

Inventors: Kristian E. Grimland and Timothy L. Anderson

Company: Maverick Stimulation Company, LLC

Patent No.: US 6,286,986 B2

Date of Patent: September 11, 2001

TRADEMARKS:

1.	Trademark: “Maverick Stimulation Company, LLC” and design

Registered Date: July 27, 1999

Reg No. 2,264,193

2.	Trademark: “MAVTRACK” and design

Registered Date: April 1, 2003

Reg. No. 2,702,941

Schedule 3.4 to Security Agreement

3.	Trademark: “THE MAVERICK COMPANIES” (and Design)

Registered Date: May 20, 2008

Reg. No. 3,429,297

4.	Trademark: “MAVERICK COIL TUBING SERVICES, LLC”

(and design)

Registered Date: July 15, 2008

Reg. No. 3,465,148

5.	Trademark: “MAV”

Registered Date: July 20, 1999

Reg No. 2,262,206

6.	Trademark: “MAVERICK SOLUTIONS, LLC” (in Class 7)

Registered Date: February 26, 2008

Reg. No. 3,387,858

7.	Trademark: “MAVERICK SOLUTIONS, LLC” (in Class 40)

Registered Date: February 26, 2008

Reg. No. 3,387,857

8.	Trademark: “JETSTAR ENERGY SERVICES”

Registered Date: January 15, 2008

Reg. No. 3,367,639

9.	Trademark: “BASIC”

Registered Date: October 1, 2004

Reg. No. 3,422,810

Schedule 3.4 to Security Agreement

SCHEDULE 3.5(A)

PLEDGED EQUITY

Pledgor	Pledged Entity	Certificate #	Number & Type of Shares	Percentage of Shares
Basic Energy Services, Inc.	Basic Energy Services GP, LLC	002	1,000 Units of membership interest	100%
Basic Energy Services, Inc.	Basic Energy Services, LP, LLC	002	1,000 Units of membership interest	100%
Basic Energy Services, GP, LLC	Basic Energy Services, L.P.		1% GP interest	100%
Basic Energy Services, L.P.	Basic ESA, Inc.	132	510,000 shares of common stock	100%
Basic Energy Services, L.P.	Basic Marine Services, Inc.	2	10 shares of common stock	100%
Basic Energy Services, L.P.	Chaparral Service, Inc.	10	13,000 shares of common stock	100%
Basic Energy Services, L.P.	First Energy Services Company	29	1,000 shares of common stock	100%
Basic Energy Services, L.P.	Globe Well Service, Inc.	21	4,521 shares of common stock	100%
Basic Energy Services, L.P.	JS Acquisition LLC	001	100 units of membership interest	100%
Basic Energy Services, L.P.	LeBus Oil Field Service Co.	42	1,000 shares of common stock	100%
Basic Energy Services, L.P	Maverick Coil Tubing Services, LLC	*	Membership interests	100%
Basic Energy Services, L.P	Maverick Solutions, LLC	*	Membership interests	100%
Basic Energy Services, L.P	Maverick Stimulation Company, LLC	*	Membership interests	100%
Basic Energy Services, L.P	Maverick Thru-Tubing Services, LLC	*	Membership interests	100%
Basic Energy Services, L.P	MCM Holdings, LLC	*	Membership interests	100%
Basic Energy Services, L.P	MSM Leasing, LLC	*	Membership interests	100%
Basic Energy Services, L.P	The Maverick Companies, LLC	*	Membership interests	100%
Basic Energy Services, L.P.	Permian Plaza, LLC	1	Membership interest	100%

Schedule 3.5(a) to Security Agreement

Basic Energy Services, L.P.	Platinum Pressure Services, Inc.	12	9,642,862 shares of common stock	100%
Basic Energy Services, L.P.	SCH Disposal, L.L.C.	6	Membership interest	100%
Basic Energy Services, L.P.	Sledge Drilling Corp.	7	650,000 shares of common stock	100%
Basic Energy Services, L.P.	Taylor Industries, LLC	1	Membership interest	100%
Basic Energy Services, L.P.	Xterra Fishing & Rental Tools Co.	6	68,000 shares of common stock	100%
Basic Energy Services, LP, LLC	Basic Energy Services, L.P.		99% Limited Partnership Interest	100%
JetStar Holdings, Inc.	JetStar Energy Services, Inc.	C001	100 shares of common stock	100%
JS Acquisition LLC	Acid Services, LLC	23	Membership interest	100%
JS Acquisition LLC (successor by merger to JetStar Consolidated Holdings, Inc.)	JetStar Holdings, Inc.	C002	100 shares of common stock	100%
Platinum Pressure Services, Inc.	Admiral Well Service, Inc.	2	100 shares of common stock	100%

*	The membership interest in each of the entities are not currently represented by certificates issued to the membership interest owner.

Schedule 3.5(a) to Security Agreement

SCHEDULE 3.5(C)

PLEDGED INSTRUMENTS

None.

Schedule 3.5(c) to Security Agreement

SCHEDULE 3.7

INTELLECTUAL PROPERTY

Copyrights: None.

Patents:

Pending

1.	Patent Pending: Apparatus and Methods for Producing Chlorine Dioxide

First Named Inventor: Kristian E. Grimland

Company: Maverick Stimulation Company, LLC

Serial Number: 12/719,372

Filed: March 8, 2010

Docket #: 5626/11(a)

2.	Patent Pending: Anolyte Solution for Preventing Biofouling in Oil/Gas Field Equipment

Company: Maverick Solutions, LLC

Serial Number: 60/887,467

Filed: January 31, 2007

Docket #:5626/5

Patent

3.	Patent: Multiple Tub Mobile Blender

Inventors: Kristian E. Grimland and Timothy L. Anderson

Company: Maverick Stimulation Company, LLC

Patent No.: US 6,193,402 B1

Date of Patent: February 27, 2001

Assignment: Assigned to Maverick Stimulation Company, LLC On October 2, 1998

4.	Patent: Multiple Tub Mobile Blender and Method of Blending

Inventors: Kristian E. Grimland and Timothy L. Anderson

Company: Maverick Stimulation Company, LLC

Patent No.: US 6,286,986 B2

Date of Patent: September 11, 2001

Schedule 3.7 to Security Agreement

Trademarks:

1.	Trademark: “Maverick Stimulation Company, LLC” and design

Registered Date: July 27, 1999

Reg No. 2,264,193

Company: Maverick Stimulation Company, LLC

2.	Trademark: “MAVTRACK” and design

Registered Date: April 1, 2003

Reg. No. 2,702,941

Company: Maverick Stimulation Company, LLC

3.	Trademark: “THE MAVERICK COMPANIES” (and Design)

Registered Date: May 20, 2008

Reg. No. 3,429,297

Company: Maverick Stimulation Company, LLC

4.	Trademark: “MAVERICK COIL TUBING SERVICES, LLC”

(and design)

Registered Date: July 15, 2008

Reg. No. 3,465,148

Company: Maverick Stimulation Company, LLC

5.	Trademark: “MAV”

Registered Date: July 20, 1999

Reg No. 2,262,206

Company: Maverick Stimulation Company, LLC

6.	Trademark: “MAVERICK SOLUTIONS, LLC” (in Class 7)

Registered Date: February 26, 2008

Reg. No. 3,387,858

Company: Maverick Solutions, LLC

7.	Trademark: “MAVERICK SOLUTIONS, LLC” (in Class 40)

Registered Date: February 26, 2008

Reg. No. 3,387,857

Company: Maverick Solutions, LLC

8.	Trademark: “Basic”

Serial No. 78493425

Date: October 1, 2004

9.	Trademark: “Jetstar Energy Services

Reg No. 3,367,639

Date: January 15, 2008

Schedule 3.7 to Security Agreement

SCHEDULE 3.8

LOCATION OF RIGS

OKLAHOMA

UTAH

WYOMING

TEXAS (FOR SWAB)

Schedule 3.8 to Security Agreement